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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 21, 2002
Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA
(State or Other Jurisdiction of Incorporation)

00-30747 (Commission File Number)	33-0885320 (IRS Employer Identification No.)

6110 El Tordo
PO Box 2388
Rancho Santa Fe, California 92067
(Address of Principal Executive Offices)

(858) 756-3023
(Registrant's Telephone Number, including Area Code)

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of First Community Bancorp (the "Company") under the Securities Act of 1933, as amended.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        The following exhibit is furnished as part of this report:

  99.1
  Letter of resignation, dated November 21, 2002, from Mr. Timothy L. Blixseth to the Board of Directors of First Community Bancorp.

Item 9.    Regulation FD Disclosure.

        Effective November 21, 2002, Mr. Timothy L. Blixseth resigned as a director of the Company. Attached hereto as Exhibit 99.1 is a copy of the letter of resignation forwarded by Mr. Blixseth to the Board of Directors of the Company.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: November 21, 2002	FIRST COMMUNITY BANCORP
	By:	/s/ JARED M. WOLFF
		Name:	Jared M. Wolff
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Letter of resignation, dated November 21, 2002, from Mr. Timothy L. Blixseth to the Board of Directors of First Community Bancorp.

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SIGNATURE
Exhibit Index